SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) October 31, 1997


                           SUPERIOR ENERGY SERVICES, INC.
               (Exact name of registrant as specified in its charter)


Delaware                                0-20310             75-2379388
(State  or  other  jurisdiction  (Commission File Number)   (IRS Employer
    of incorporation)                                       Identification No.)


                  1503 Engineers Road, Belle Chasse, Louisiana    70037
                 (Address  of  principal   executive   offices) (Zip Code)



                                   (504) 393-7774
                (Registrant's telephone number, including area code)


                                         N/A
           (Former name or former address, if changed since last report.)

          Item 2:  Acquisition or Disposition of Assets

               (a) Pursuant to a Stock Purchase Agreement dated as of October 31, 1997, by and between Superior Energy Services, Inc. ("Superior") and Sammy Joe Russo, Ron Richardson, Roland Manceaux, Chris Russo, Martin A. Leblanc, Dennis Matherne, Connie Hart and Sammy Russo, Jr. (collectively, the " Stabil Drill Sellers"), Superior acquired all of the outstanding common stock of Stabil Drill Specialties, Inc. ("Stabil Drill") effective as of October 31, 1997. Stabil Drill manufactures for sale and rental a full range of tools used in the bottom hole assembly including: a comprehensive line of stabilizers, mills, hole openers, Drillrites(TM) and non-magnetic drill collars. Stabil Drill is headquartered in Lafayette, Louisiana, and has facilities in Houma, Louisiana, Houston and Corpus Christi, Texas and Laurel, Mississippi. The purchase price paid by Superior for all of the outstanding common stock of Stabil Drill was (i) $17.5 million cash and (ii) promissory notes in the aggregate principal amount of $7.5 million, with payments thereunder dependent upon Stabil Drill meeting specified earnings levels.

               Superior is not aware of any material relationships between itself, its affiliates, directors or officers or any associates of its directors or officers with any of the Stabil Drill Sellers.

               (b) Pursuant to a Stock Purchase Agreement dated as of November 5, 1997, by and between Superior and Kay S. Vinson, individually and as trustee of the Joe D. Vinson Testamentary Trust, Barry J. Vinson, John H. Vinson and JoAnn Vinson (collectively, the "Sub-Surface Sellers"), Superior acquired all the outstanding common stock of Sub-Surface Tools, Inc. ("Sub-Surface"), effective November 5, 1995. Sub-Surface provides specialized rental equipment including tubulars, tubular handling tools and pressure control equipment for drilling, completion and workover of oil and gas wells in the U.S. Gulf of Mexico area. Sub-Surface is headquartered in Morgan City, Louisiana and has facilities in Venice and New Iberia, Louisiana, and Alvin, Texas. The purchase price paid by Superior for all of the outstanding common stock of Sub-Surface was (i) $17.5 million cash and (ii) promissory notes in the aggregate principal amount of $7.5 million, with payments thereunder dependent upon Sub-Surface meeting specified earnings levels.

               Superior is not aware of any material relationships between itself, its affiliates, directors or officers or any associates of its directors or officers with any of the Sub-Surface Sellers.

                                        - 1 -

          Item 7.  Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired

               (i) The financial statements of Stabil Drill required by this item were filed as part of Superior's Registration Statement (the "Registration Statement") on Form S-3 (Registration Statement No. 333-39205) filed with the Commission on October 31, 1997 (pages F-28 through F-37), and are incorporated herein by reference.

               (ii) The financial statements of Sub-Surface required by this item were filed as part of the Registration Statement (pages F-38 through F-44) and are incorporated herein by reference.

          (b)  Pro Forma Financial Information.

               The pro forma financial information of the Company required by this item was filed as a part of the Registration Statement (pages F-2 through F-7), and is incorporated herein by reference.

          (c)  Exhibits.

               2.1 Stock Purchase Agreement dated October 31, 1997, by and between Superior and the Stabil Drill Sellers. The following attachments are omitted and will be provided to the Commission upon request: Form of Employment Agreement, Form of Promissory Note and Disclosure Schedule.

               2.2 Stock Purchase Agreement dated November 5, 1997, by and between Superior and the Sub-Surface Sellers. The following attachments are omitted and will be provided to the Commission upon request: Form of Employment Agreement; Form of Promissory Note; Form of Disclosure Schedule; Form of Security Agreement; Form of Subordination Agreement.

               23.1 Consent of KPMG Peat Marwick LLP.

               99.1 Financial Statements  of Stabil Drill.  Incorporated by
                    reference  from  pages  F-28   through   F-37   of  the
                    Registration Statement.

               99.2 Financial  Statements of Sub-Surface.  Incorporated  by
                    reference  from   pages   F-38   through  F-44  of  the
                    Registration Statement.

               99.3 Pro   Forma  Financial  Statements.   Incorporated   by
                    reference   from   pages   F-2   through   F-7  of  the
                    Registration Statement.

                                        - 2 -

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUPERIOR ENERGY SERVICES, INC.



                                        By:     /s/ Robert S. Taylor
                                                    Robert S. Taylor
                                                Chief Financial Officer
                                              and duly authorized officer

          Dated: November 11, 1997

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